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[RYDER SCOTT COMPANY LETTERHEAD APPEARS HERE]



                                                                    EXHIBIT 23.5


                        CONSENT OF RYDER SCOTT COMPANY,
                        INDEPENDENT PETROLEUM ENGINEERS

        We consent to reference to our firm under the caption "Independent Reserve Engineers" in the Registration Statement and related Prospectus constituting Nuevo Energy Company's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on August 4, 1998.

                                        /s/ Ryder Scott Company
                                            Petroleum Engineers
                                        -----------------------------
                                        Ryder Scott Company
                                        Petroleum Engineers


August 4, 1998